Exhibit 32(i)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Stryker Corporation (the "Company") for the year ended
December 31, 2025 (the "Report"), I, Kevin A. Lobo, Chair, Chief Executive Officer and President of the Company,
certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 11, 2026	/s/ KEVIN A. LOBO
Kevin A. Lobo
Chair and Chief Executive Officer